Earnings Per Unit	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
EARNINGS PER UNIT

NOTE 12 — EARNINGS PER UNIT

Basic income (loss) per share is computed by dividing net income (loss) attributable to Class A Common Unit holders by the sum of the weighted-average number of units outstanding, representing 122,501,241 units and 122,500,000 for the years ended December 31, 2022 and 2021, respectively. For the years ended December 31, 2022 and 2021, there were no dilutive units outstanding.

As a result, the calculation of diluted income (loss) per unit was equal to the calculation of basic income (loss) per unit.

The following table presents net loss per unit and related information:

	Year Ended December 31,
	2022	2021
	(in thousands, except per unit data)
Basic and diluted:
Net loss	$(6,405)	$(35,648)
Weighted-average common shares outstanding	122,501,241	122,500,000
Basic and diluted net loss per unit	$(0.05)	$(0.29)